Impax Funds Series Trust I

Impax Funds Series Trust III

Supplement Dated December 12, 2023

to the Prospectus for all Funds except Impax Global Social Leaders Fund, dated May 1, 2023,

to the Prospectus for Impax Global Social Leaders Fund, dated November 8, 2023,

and to the Statement of Additional Information dated November 8, 2023

Effective December 15, 2023, the Impax Funds' fossil fuel policy will be amended with respect to all of the Funds except Impax Global Social Leaders Fund, as described below. In addition, effective December 15, 2023, Impax Global Social Leaders Fund will adopt the fossil fuel policy, also as described below.

Accordingly, the Prospectuses and Statement of Additional Information are amended as follows:

Prospectus for all Funds except Impax Global Social Leaders Fund

Pages 11, 18, 26, 42, 50, 59, 68, 76, 83, 91, 100, 101, 102, 106, 108, 111, 112, 114, 116, and 118

On each of the above-reference pages, the paragraph describing each Fund’s fossil fuel-free policy is replaced in its entirety with the following (for the Impax Global Sustainable Infrastructure Fund, the following is added after the third paragraph of the section entitled “Principal Investment Strategies” on pages 34 and 104):

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or that derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

Pages 131-134

The section entitled “Sustainability Lens” (through the last paragraph on page 134) is replaced in its entirety with the following:

Sustainability Lens

Each of the Large Cap Fund, Small Cap Fund, US Sustainable Economy Fund, Global Opportunities Fund, International Sustainable Economy Fund, Core Bond Fund and High Yield Bond Fund utilize the Impax Sustainability Lens (the “Lens”). The Lens is a tool that facilitates systematic review of the economic opportunities and risks associated with the transition to a more sustainable economy. This tool highlights sub-industries with transition tailwinds and headwinds, enabling our investment teams to construct portfolios weighted towards companies that the Adviser believes present attractive opportunities and lower risks.

The Impax Lens analyzes opportunities in eight categories and risks in nine categories across all MSCI GICS1 subindustries.

Opportunities:

Economic

•	Access to Finance

•	Digital Infrastructure
•	Enhancing Productivity

Social

•	Meeting Basic Needs
•	Evolving Healthcare Challenges
•	Well-being & Nutrition

Environmental

•	Resource Efficiency
•	Climate Change & Pollution

Risks:

Company:

•	Health & Safety Vulnerability
•	Labor Constraints
•	Pollution & Waste Externalities

Stakeholders

•	Supply Chain Dependency
•	Product Liabilities (including Cybersecurity)
•	Bribery & Corruption

Wider Landscape

•	Resource Constraints
•	Climate Change
•	Antitrust Regulations

The transition to a more sustainable economy is not static; risks and opportunities continue to evolve. Therefore, we regularly review the focus and ratings of the Lens across different economic subsectors in light of current risks and opportunities. This means that any adjustment to our perspective on an emerging sustainability theme is reflected in the tool.

Thematic Investment Universes

The Global Environmental Markets Fund, Global Sustainable Infrastructure Fund and the Impax Global Social Leaders Fund utilize investment universes developed by the Adviser defining “environmental markets”, “sustainable infrastructure” and “social leaders”, respectively, as described in more detail in each Fund’s summary of key information.

Global Women’s Leadership Fund’s Investment Universe

The Global Women’s Fund invests in companies included in the Impax Global Women’s Leadership Index. The Fund and the Index focus on investing in companies that are leaders in advancing gender equality, and therefore may apply ESG criteria differently from other Impax Funds.

Environmental, Social and Governance (ESG) Criteria

Applicable to All Impax Funds

In seeking to invest in companies that meet the sustainability or ESG criteria of the Adviser or Sub-Adviser, as the case may be, we ordinarily assess policies and practices in the following areas:

•	Environment

Impax’s environmental criteria include such issues as emissions, pollution prevention, recycling and waste reduction, clean energy and resource efficiency, climate change initiatives, biodiversity and habitat protection, and companies’ policies and practices with respect to environmental sustainability.

•	Human Capital

Impax’s human capital criteria include such issues as diversity, inclusion and equal opportunity; workplace health and safety; human capital development; and supply chain standards and human rights, including indigenous peoples’ rights.

•	Corporate Governance

Impax’s corporate governance criteria include such issues as board independence and diversity, executive compensation, shareholder rights, conflict of interest, bribery and corruption, transparency, business ethics and legal and regulatory compliance.

•	Societal Impact

Impax’s societal impact criteria include companies’ commitment to and relationships with the communities in which they do business, responsible lending practices, product integrity, including such issues as product abuse and addiction, workplace equity, diversity, equity and inclusion, solutions to societal challenges such as meeting basic needs, broadening economic participation and improving quality of life, consumer issues and emerging technology issues (e.g., digital media, privacy), and animal welfare.

•	Fossil Fuel Policy

Impax is a specialist asset manager investing in the opportunities arising from the transition to a more sustainable economy. Across the Impax Funds, we aim to build more resilient portfolios by managing risks, including climate-related risks. Such risks include material risks to companies with fossil fuel-related assets and activities, in the form of government intervention to regulate greenhouse gases, changes in consumer preferences, technological developments and other liabilities, like stranded asset risks, in addition to reputational and litigation risks.

To mitigate or eliminate such risks, all Impax Funds have adopted a fossil fuel policy as described below.

Categories of fossil fuel companies under this policy include companies that Impax determines are:

1.	Deriving any revenues or profits from fossil fuel exploration and production[1]; or

2.	Deriving > 5% of revenues or profits from fossil fuel refining, processing, storage, transportation and distribution, as well as utility power generation[2].

We will not invest in companies in the first category above as we believe they face significant climate transition risks. Nor will we invest in companies in the second category above, unless we have determined that they have credible plans for climate risk mitigation aligned with the transition to net zero.

•	Additional Criteria

Under normal market conditions, and as a result of the Adviser’s focus on risks and opportunities accompanying the transition to a more sustainable economy, the Impax Funds are expected to avoid investing in issuers that the Adviser determines have significant involvement in the manufacture or sale of weapons or firearms, manufacture of tobacco products, or engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective.

Overall, our objective is to construct investment portfolios with stronger sustainability and ESG profiles than their benchmark indices, so that our shareholders may benefit from what we believe will be the stronger risk-adjusted performance of these portfolios over the long term. Depending on the particular Fund, asset class or type of security involved, the investment adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently.

Prospectus for Impax Global Social Leaders Fund

Pages 5 and 8

The below paragraph is added after the fourth paragraph of the section entitled “Principal Investment Strategies”:

Under normal market conditions, and as a result of the Adviser’s focus on the risks and opportunities accompanying the transition to a more sustainable economy, the Fund adheres to the Impax Funds’ fossil fuel policy, under which the Fund will not invest in securities of companies that the Adviser determines derive revenues or profits from fossil fuel exploration and production, or that derive significant (more than 5%) revenues or profits from fossil fuel refining, processing, storage, transportation and distribution. However, a company that derives significant revenues or profits from fossil fuel refining, processing, storage, transportation and distribution may be included in the Fund’s portfolio if the Adviser determines that such company has credible plans for climate risk mitigation aligned with the transition to net zero.

The paragraph following the “Societal Impact” bullet in the section entitled “Sustainable Investing – Environmental, Social and Governance (ESG) Criteria)” is replaced in its entirety with the following:

•	Societal Impact

Impax’s societal impact criteria include companies’ commitment to and relationships with the communities in which they do business, responsible lending practices, product integrity, including such issues as product abuse and addiction, workplace equity, diversity, equity and inclusion, solutions to societal challenges such as meeting basic needs, broadening economic participation and improving quality of life, consumer issues and emerging technology issues (e.g., digital media, privacy), and animal welfare.

[1]	Whether coal mining, or conventional oil and gas, or non-conventional sources such as shale gas.
[2]	The Impax Funds’ Fossil Fuel Policy does not apply to:

a. Companies with indirect exposure to fossil fuels such as automotives, transportation, industrials and financials.

b. For example, emerging market utility, storage or distribution companies, as these companies are providing transitional air quality solutions, e.g., replacing coal in regions where coal represents a high proportion of the energy mix in the grid system.

The following bullet is added as the last bullet in section entitled “Sustainable Investing – Environmental, Social and Governance (ESG) Criteria):”

•	Fossil Fuel Policy

Impax is a specialist asset manager investing in the opportunities arising from the transition to a more sustainable economy. Across the Impax Funds, we aim to build more resilient portfolios by managing risks, including climate-related risks. Such risks include material risks to companies with fossil fuel-related assets and activities, in the form of government intervention to regulate greenhouse gases, changes in consumer preferences, technological developments and other liabilities, like stranded asset risks, in addition to reputational and litigation risks.

To mitigate or eliminate such risks, all Impax Funds have adopted a fossil fuel policy as described below.

Categories of fossil fuel companies under this policy include companies that Impax determines are:

1.	Deriving any revenues or profits from fossil fuel exploration and production[3]; or

2. Deriving > 5% of revenues or profits from fossil fuel refining, processing, storage, transportation and distribution, as well as utility power generation4.

We will not invest in companies in the first category above as we believe they face significant climate transition risks. Nor will we invest in companies in the second category above, unless we have determined that they have credible plans for climate risk mitigation aligned with the transition to net zero.

Statement of Additional Information

Under Investment Philosophy, the section will be replaced in its entirety with the following:

[1]	Whether coal mining, or conventional oil and gas, or non-conventional sources such as shale gas.
[2]	The Impax Funds’ Fossil Fuel Policy does not apply to:

a. Companies with indirect exposure to fossil fuels such as automotives, transportation, industrials and financials.

b. For example, emerging market utility, storage or distribution companies, as these companies are providing transitional air quality solutions, e.g., replacing coal in regions where coal represents a high proportion of the energy mix in the grid system.

INVESTMENT PHILOSOPHY

The Impax Funds pursue a sustainable investing approach, focusing on the risks and opportunities arising from the transition to a more sustainable economy. The Funds' investment adviser identifies those companies through the incorporation of proprietary tools such as the Impax Sustainability Lens (or in the case of the Global Women’s Fund, a Gender Lens) and thematic investment universes developed by the Adviser defining “environmental markets”, “sustainable infrastructure” and “social leaders”, as well as through systematic and fundamental analysis which incorporates long-term risks, including environmental, social and governance (ESG) factors. We believe this process enhances investment decisions and helps us construct investment portfolios made up of better long-term investments.

Each of the Funds is expected to avoid investing in issuers that Impax Asset Management LLC (the “Adviser”) determines have significant involvement in the manufacture or sale of weapons or firearms, manufacture of tobacco products or engage in business practices that the Adviser determines to be sub-standard from an ESG or sustainability perspective in relation to their industry, sector, asset class or universe peers. Overall, the Adviser's objective is to construct investment portfolios with stronger sustainability or ESG profiles than their benchmark indices, so that the Funds' shareholders may benefit from what the Adviser hopes will be the stronger risk-adjusted performance of these portfolios over the long term. Depending on the particular Fund, asset class or type of security involved, the Adviser may give less relative weight to certain sustainability or ESG criteria, apply slightly different criteria or apply such criteria differently.

For more information, see "About the Funds-Sustainable Investing" in the Prospectus.